Fees Summary	Oct. 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,185,949.95
Previously Paid Amount	0.00
Total Fee Amount	364.17
Total Offset Amount	0.00
Net Fee	$ 364.17